RIGHTS AGREEMENT

This Rights Agreement (this “Agreement”) is entered into as of May 21, 2012 by and among Innolog Holdings Corporation, a Nevada corporation (the “Company”) and the individuals and entities set forth on Exhibit A attached to this Agreement (individually, a “Rights Holder,” and collectively, the “Rights Holders”).

RECITALS:

Simultaneous with the execution of this Agreement, the Company is executing a Note Purchase Agreement with the initial Rights Holder (the “Note Purchase Agreement”), providing for the issuance of (i) one or more Convertible Promissory Notes (the “Notes”) in favor of the Rights Holders, convertible into shares of Series B Convertible Preferred Stock of the Company (the “Shares”), and (ii) warrants (the “Warrants”) to the Rights Holders, exercisable for shares of Common Stock of the Company (“Common Stock”).

In connection with these transactions, the parties to this Agreement deem it in their best interests to set forth certain rights and obligations of the Rights Holders.

NOW, THEREFORE, in consideration of the foregoing recitals and the promises, covenants and conditions set forth herein, the parties hereby agree as follows:

Section 1.              REGISTRATION RIGHTS.

1.1           Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Holder” means any Rights Holder holding Registrable Securities, or any assignee of record of such Registrable Securities to whom the rights under this Agreement have been duly assigned in accordance with this Agreement.

The terms “register,” “registration,” and “registered” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

“Majority-in-Interest” means Holders holding at least 51% the Registrable Securities (assuming conversion of the Notes and the Shares and exercise of the Warrants).

“Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Notes and the Shares or upon exercise of the Warrants and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i) or (ii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

“Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and expenses incurred by one special counsel to all selling Holders, blue sky fees and expenses and expenses of any regular or special audits incident to or required by any such registration, but shall not include underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

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“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2            Piggyback Registrations. If, at any time after the date of this Agreement, the Company proposes to register (including for this purpose a registration effected by the Company for its stockholders) any of its securities under the Securities Act (other than pursuant to a registration solely in connection with an employee benefit or unit ownership plan) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each, a “Piggyback Notice”). Subject to Sections 1.2(a) and 1.2(b) below, the Company shall include in such registration all shares of Registrable Securities that Holders request the Company to include in such registration by written notice given to the Company within 30 days after the date of sending of the Piggyback Notice. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

(a)          Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the representative of the underwriters advises the Company in writing that in its opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities proposed to be sold by the Company; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of Registrable Securities requested to be included by each such Holder; and (iii) third, other securities requested to be included in such registration.

(b)          Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company’s securities (other than pursuant to this Agreement) and the representative of the underwriters advises the Company in writing that in its opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included in such registration by the holders requesting such registration; (ii) second, the Registrable Securities requested to be included in such registration among the Holders on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder; and (iii) third, any other securities.

(c)          Underwritten Piggyback Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company, the Company shall not be required to include any of the Holders’ securities in such registration unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters; provided, that no Holders shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder’s intended method of distribution. For purposes of the allocation of shares of Registrable Securities to be included in a registration pursuant to Sections 1.2(a) and (b), for any Rights Holder which is an investment fund, partnership, limited liability company or corporation, (i) the partners, members, retired partners, retired members, stockholders and affiliates of such Rights Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder”; (ii) any pro rata allocation with respect to such “Holder” shall be based upon the aggregate amount of shares of Registrable Securities owned by all entities and individuals included in such “Holder,” as defined in this sentence; and (iii) such “Holder” may allocate the Registrable Securities allowed to be included in such registration by such “Holder” to its related entities and individuals in its sole discretion.

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1.3           Registration Procedures. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a)          Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective.

(b)          Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)          Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement to any such prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)          Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection with such registration and qualification or as a condition to such registration and qualification (i) to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or (ii) to subject itself to taxation in any jurisdiction.

(e)          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f)          Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances then existing.

(g)          Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

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(h)          Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed.

(i)          Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(j)          Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

(k)          In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable efforts promptly to obtain the withdrawal of such order.

(l)          Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(m)          If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in the sole and exclusive judgment of such Holder, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require (i) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding of such securities by such Holder is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered by such registration statement and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; provided, that with respect to this clause (ii) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion of counsel shall be reasonably satisfactory to the Company.

1.4           Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 of this Agreement shall be borne by the Company. All underwriting discounts, selling commissions and stock transfer taxes relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

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1.5           Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the timely registration of their Registrable Securities.

1.6           Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7           Indemnification. If any Registrable Securities are included in a registration statement under Section 1.2:

(a)          By the Company. To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect of such losses, claims, damages, or liabilities) arise out of or are based upon any of the following statements, omissions or violations (collectively, “Violations” and, individually, a “Violation”):

(i)          any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements to such registration statement;

(ii)         the omission or alleged omission to state in any such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading; or

(iii)        any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

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(b)          By Selling Holders. To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect to such losses, claims, damages or liabilities) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the indemnity agreement contained in this Section 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, nor shall the total amounts payable in indemnity by a Holder under this Section 1.7(b) in respect of any Violation exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c)          Notice. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect of such action is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel mutually satisfactory to the parties; provided, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to the indemnifying party’s ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d)          Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

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(e)          Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.7, then, and in each such case, the Company and such Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, that, in any such case, (A) no such Holder shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)          Survival. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. Unless otherwise superceded by an underwriting agreement entered into in connection with any underwritten public offering, the obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement and shall survive the termination of this Agreement.

1.8           “Market Stand-Off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act for the Company’s IPO or for any offering in which such Holder is selling Registrable Securities (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the registration statement for such offering or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, that:

(i)          such agreement shall not apply to (y) transactions with donees or partners of the Holder who agree to be similarly bound or (z) the sale of shares to an underwriter pursuant to an underwriting agreement;

(ii)         all executive officers and directors of the Company and holders of at least 1% of the Company’s voting securities are bound by and have entered into similar agreements; and

(iii)        any release or waiver by the Company or any underwriter of any party mentioned in Section 1.8(ii) from the above restrictions (or similar restrictions contained in any agreement) shall have no effect unless each Holder is released from such restrictions to the same extent.

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The obligations described in this Section 1.8 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 1.8 and to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The underwriters of any such offering are intended third party beneficiaries of this Section 1.8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters of any such offering that are consistent with this Section 1.8 or that are necessary to give further effect hereto.

1.9           Limitations on Subsequent Registration Rights. Except as otherwise provided in Section 5.2 below, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Majority-in-Interest, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities in any registration unless such holder or prospective holder may include such securities only to the extent that the inclusion of such securities shall not reduce the number of Registrable Securities which are included.

1.10         Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration:

(a)          Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)          Use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)          So long as a Holder owns any Registrable Securities, to furnish to the Holder immediately upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act); (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

Section 2.          APPLICATION OF AGREEMENT TO ADDITIONAL SHARES. All of the provisions of this Agreement shall apply to all of the Registrable Securities held by any Rights Holder, whether issued before, on or after the Closing, and all securities issued as a replacement for the Registrable Securities or with respect to the Registrable Securities as a result of any conversion, split, dividend, recapitalization, combination or similar transaction.

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Section 3.          RESTRICTIVE LEGEND. Each Rights Holder understands and agrees that the Company shall cause a legend substantially equivalent to the legend set forth below, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of the shares subject to Section 1.8 above:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AS SET FORTH IN A RIGHTS AGREEMENT, ENTERED INTO BY THE HOLDER OF THESE UNITS, THE COMPANY, AND CERTAIN OTHER RIGHTS HOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

The Company agrees that, during the term of this Agreement, it shall not remove, and it shall not permit to be removed (upon registration of transfer, reissuance, or otherwise), the above legend from any such certificate and shall place or cause to be placed such legend on any new certificate issued to represent the shares subject to Section 1.8 above.

Section 4.          COVENANTS OF THE COMPANY. The Company agrees to use all reasonable efforts to ensure that the rights granted under this Agreement are effective and that the parties to this Agreement enjoy the benefits of such rights. The Company shall not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed under this Agreement by the Company, but shall at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate, or reasonably requested in order to protect the rights of the parties under this Agreement against impairment.

Section 5.          GENERAL PROVISIONS

5.1        Termination. This Agreement shall terminate on the earlier of (a) the sale of the Company (through a merger, consolidation, sale of all or substantially all of its assets or equity interests, or similar transaction); (b) the written agreement of the Company and of the Majority-in-Interest; (c) the acquisition by a single purchaser of all of the issued and outstanding Shares; or (d) the effective time of any liquidation, winding up, or dissolution of the Company.

5.2        Amendment; Waiver; Additional Parties. This Agreement may be amended, and the observance of or compliance with any provision of this Agreement by any party to this Agreement may be waived, only by the written agreement of the Company and the Majority-in-Interest; provided, however, any amendment that adversely and materially affects the obligations of a Rights Holder shall, in addition to the foregoing, require the separate consent of such Rights Holder. In the event the Company issues pursuant to the Note Purchase Agreement any additional Notes and Warrants subsequent to the Effective Date, such purchasers may become a party to this Agreement, without the need to amend this Agreement, and be entitled to all the rights and subject to all of the obligations set forth herein of a “Rights Holder” upon the Company’s receipt from such purchaser of an executed counterpart signature page to this Agreement.

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5.3           Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement (including transferees of any Notes, Shares and Warrants).

5.4           Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

5.5           Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the Commonwealth of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia, excluding that body of law relating to conflict of laws.

5.6           Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.7           Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

5.8           Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

 If to the Company, at its principal office, Attention: Executive Chairman or Chief Executive Officer, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties.

 If to a Rights Holder, at its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company by giving five days advance written notice.

 Notices provided in accordance with this Section 5.8 shall be deemed delivered upon personal delivery or three business days after deposit in the mail.

5.9           Costs And Attorneys’ Fees. If any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions from any such action, suit, or other proceeding.

5.10         Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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5.11         Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

5.12         Further Assurances. From and after the date of this Agreement, upon the request of the Majority-in-Interest, the Company shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

5.13         Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach or default of the Company or a Rights Holder under this Agreement shall impair any such right, power, or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in any such breach or default, or of or in any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after any such breach or default. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.14         Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any other party to this Agreement, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each of the Company and the Rights Holders waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Rights Agreement as of the date first written above.

COMPANY:

INNOLOG HOLDINGS CORPORATION

By:	/s/ William P. Danielczyk
Name:	William P. Danielczyk
Title:	Executive Chairman

Signature Page to
Rights Agreement

RIGHTS HOLDERS:

Glen Hill InvestmentS LLC

By:	/s/ Harry R. Jacobson
Name:	Harry R. Jacobson
Title:	Manager

Signature Page to
Rights Agreement

EXHIBIT A

RIGHTS HOLDERS

Glen Hill Investments LLC

836 Glen Leven Drive

Nashville, TN 37204